SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/26/01


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2001-J7 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 26, 2001 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         12/26/01
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        12/26/01


GMACM Mortgage Pass-Through Certificates
  Series 2001-J7

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      December 26, 2001

DISTRIBUTION SUMMARY
         Beginning              Principal
  Class	  Balance              Distribution
A-1       163,121,000.00       623,229.20
A-2       28,929,000.00        0.00
A-3       50,000,000.00        205,690.96
A-4       5,138,000.00         0.00
A-5       3,575,230.00         0.00
A-6       2,191,270.00         0.00
A-7       3,575,230.00         0.00
A-8       2,191,270.00         0.00
A-9       36,084,500.00        100,269.97
A-10      36,084,500.00        0.00
A-11      29,955,000.00        0.00
PO        652,300.55           635.77
IO        318,416,523.58       0.00
R-I       50.00                50.00
R-II      50.00                50.00
M-1       5,733,000.00         4,672.12
M-2       2,360,000.00         1,923.29
M-3       1,348,000.00         1,098.55
B-1       1,011,000.00         823.92
B-2       674,000.00           549.28
B-3       677,857.03           552.42
Totals    337,216,757.58       939,545.48

          Pass-Through Rate    Interest Distribution
A-1       6.250000             849,588.54
A-2       6.250000             150,671.88
A-3       6.250000             260,416.67
A-4       6.250000             0.00
A-5       6.000000             17,876.15
A-6       6.500000             11,869.38
A-7       6.000000             17,876.15
A-8       6.500000             11,869.38
A-9       3.275000             98,480.61
A-10      5.225000             157,117.93
A-11      6.250000             156,015.63
PO        0.000000             0.00
IO        0.457498             121,395.73
R-I       6.500000             0.27
R-II      6.500000             0.27
M-1       6.500000             31,053.75
M-2       6.500000             12,783.33
M-3       6.500000             7,301.67
B-1       6.500000             5,476.25
B-2       6.500000             3,650.83
B-3       6.500000             3,671.73
Totals                         1,917,116.15

            Ending Balance
A-1         162,497,770.80
A-2         28,929,000.00
A-3         49,794,309.04
A-4         5,164,760.42
A-5         3,575,230.00
A-6         2,191,270.00
A-7         3,575,230.00
A-8         2,191,270.00
A-9         35,984,230.03
A-10        35,984,230.03
A-11        29,955,000.00
PO          651,664.78
IO          317,522,681.66
R-I         0.00
R-II        0.00
M-1         5,728,327.88
M-2         2,358,076.71
M-3         1,346,901.45
B-1         1,010,176.08
B-2         673,450.72
B-3         677,304.61
Totals      336,303,972.52


     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional
				                        Balance

A-1	36185NNA4	3.820655835	5.208333333	996.1793442
A-2	36185NNB2	0		5.208333333	1,000.00
A-3	36185NNC0	4.113819284	5.208333333	995.8861807
A-4	36185NND8	0		0		1,005.21
A-5	36185NNE6	0		5		1,000.00
A-6	36185NNF3	0		5.416666667	1,000.00
A-7	36185NNG1	0		5		1,000.00
A-8	36185NNH9	0		5.416666667	1,000.00
A-9	36185NNJ5	2.778754548	2.729166667	997.2212455
A-10	36185NNK2	0		4.354166667	997.2212455
A-11	36185NNL0	0		5.208333333	1,000.00
PO	36185NNM8	0.974664269	0		999.0253357
IO	36185NNN6	0		0.381248215	997.1928532
R-I	36185NNP1	1,000.00	5.416666667	0
R-II	36185NNQ9	1,000.00	5.416666667	0
M-1	36185NNR7	0.814951636	5.416666667	999.1850484
M-2	36185NNS5	0.814951636	5.416666667	999.1850484
M-3	36185NNT3	0.814951636	5.416666667	999.1850484
B-1	36185NNU0	0.814951636	5.416666667	999.1850484
B-2	36185NNV8	0.814951636	5.416666667	999.1850484
B-3	36185NNW6	0.814951636	5.416666667	999.1850484
Totals   		2.786176721	5.685115306	997.29318





        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2001-J7


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA